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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 26, 2003


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



           001-13255                                   43-1781797
           ---------                                   ----------
           (COMMISSION                                 (IRS EMPLOYER
           FILE NUMBER)                                IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
---------------------------------------------------------------    ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE





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ITEM 5.  OTHER EVENTS

         On February 26, 2003, Solutia issued a press release announcing the decision of the Alabama Supreme Court affirming the November 8, 2002, decision of a state circuit court judge denying our motion to recuse the trial judge in the current Abernathy trial over PCB issues in Anniston, Alabama. In the press release, Solutia reaffirmed its commitment to an effective, safe, and permanent cleanup of PCBs in Anniston. In a separate press release, Solutia announced a teleconference for Thursday, February 27 at 8:00 a.m. central standard time to review the decision.

         Also, on February 26, 2003, Solutia issued a press release announcing:
(a) the election of Mr. Robert A. Clausen as vice chairman and a director of Solutia Inc., (b) the nomination of Messrs. Robert A. Clausen, Paul Donovan, Robert H. Jenkins, and Frank A. Metz, Jr. for re-election to three-year terms at Solutia's annual meeting on April 23, 2003, and (c) the election of certain other officers of Solutia Inc.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number     Description
--------------     -----------

99.1 Press Release dated February 26, 2003, issued by Solutia to announce decision of the Alabama Supreme Court

99.2 Press Release dated February 26, 2003, issued by Solutia to announce February 27 teleconference

99.3 Press Release dated February 26, 2003, issued by Solutia to announce Board actions regarding election of directors and officers and nominations of directors for re-election



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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                                SOLUTIA INC.
                                   ---------------------------------------
                                                (Registrant)

                                             /s/ Karen L. Knopf
                                   ---------------------------------------
                                             Karen L. Knopf
                                             Assistant Secretary









DATE: FEBRUARY 26, 2003




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                                  EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


Exhibit
Number     Description
------     -----------

  99.1 Press Release dated February 26, 2003, issued by Solutia to announce decision of the Alabama Supreme Court

  99.2 Press Release dated February 26, 2003, issued by Solutia to announce February 27 teleconference

  99.3 Press Release dated February 26, 2003, issued by Solutia to announce Board actions regarding election of directors and officers and nominations of directors for re-election